UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2025

ATOMERA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37850	30-0509586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

750 University Avenue, Suite 280

Los Gatos, California 95032

(Address of principal executive offices)

(408) 442-5248

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock: Par value $0.001	ATOM	Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2025, Shawn Thomas was appointed to serve as our Vice President of Marketing and Business Development. Mr. Thomas commenced his employment with Atomera in July 2024 and served in the area of marketing and business development under the direction of our President and Chief Executive Officer. On January 22, 2025, we elevated Mr. Thomas to an executive officer position with principal responsibility for marketing and business development.

From 2020 to 2024, Mr. Thomas served as Senior Director at Applied Materials, where he led development within the epitaxy business unit, with a focus on advanced node customers, a key area of interest for Atomera.  Prior to his tenure at Applied Materials, Mr. Thomas was Director of Thermal Processes and SOI R&D at GlobalWafers from 2012 to 2020 focusing on 200mm and 300mm silicon-on-insulator substrate development.  He has also held leadership and engineering roles at ASM and Motorola, respectively.

Mr. Thomas is paid a base annual salary of $300,000 and is eligible to receive an annual bonus of up to 40% of his base salary based on his satisfaction of certain performance conditions established by the compensation committee of our board of directors. On July 25, 2024, in connection with his commencement of employment at Atomera, we also granted Mr. Thomas options to purchase up to 166,784 shares of our common stock at an exercise price of $3.50 per share. The options vest and first become exercisable over four years in equal quarterly installments, with a one-year cliff. Mr. Thomas’ employment terms also include standard health and vacation benefits. In connection with his employment, Mr. Thomas entered into an intellectual property assignment and confidentiality agreement that is customary in our industry.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATOMERA INCORPORATED

Dated: January 28, 2025	/s/ Francis B. Laurencio
Francis B. Laurencio, Chief Financial Officer

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